EXHIBIT 32

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002

Elton Alderman, Chairman, President and Chief Executive Officer of Prolong International Corporation (the “Company”), and Nicolaas M. Rosier, Chief Financial Officer of the Company, each certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2003	/s/ ELTON ALDERMAN
Elton Alderman, Chairman, President
and Chief Executive Officer
(Principal Executive Officer)

Dated: November 13, 2003	/s/ NICOLAAS M. ROSIER
Nicolaas M. Rosier, Chief Financial Officer
(Principal Financial Officer)